SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2004

MORGAN STANLEY ABS CAPITAL I INC.

(Exact name of registrant as specified in its charter)

Delaware	333-104046	13-3939229
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1585 Broadway
New York, New York
(Address of Principal		10036
Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

No Change

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
UNDERWRITING AGREEMENT
INDEMNIFICATION AGREEMENT
POOLING AND SERVICING AGREEMENT
OPINION OF DEWEY BALLANTINE LLP

     Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

     Morgan Stanley ABS Capital I Inc. registered issuances of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statements on Form S-3 (Registration File No. 333-113543) (as amended, the “Registration Statement”). Pursuant to the Registration Statement, CDC Mortgage Capital Trust 2004-HE2 (the “Trust”) issued approximately $647,357,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 2004-HE2 (the “Certificates”), on May 26, 2004. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

     The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) attached hereto as Exhibit 4.1, dated as of May 1, 2004, between Morgan Stanley ABS Capital I Inc., Countrywide Home Loans Servicing LP, in its capacity as servicer (the “Servicer”), CDC Mortgage Capital Inc. (the “Unaffiliated Seller”) and Deutsche Bank National Trust Company, in its capacity as trustee (the “Trustee”). The Certificates consist of ten classes of senior Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the “Offered Certificates”) and three classes of subordinated Certificates (the “Class X Certificates”, the “Class P Certificates” and the “Class R Certificates”). Only the Offered Certificates were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

     The assets of the Trust consist primarily of one pool of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the “Mortgage Loans”) secured by first or second lien mortgages or deeds of trust (the “Mortgages”) on real properties (the “Mortgage Properties”). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

     Interest distributions on the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are adjustable.

     The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates have an original Certificate Principal Balance of $301,739,000; $125,000,000; $59,321,000; $49,000,000; $40,295,000; $36,331,000; $9,909,000; $9,909,000; $8,257,000 and $7,596,000, respectively.

     As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated March 10, 2004 and the Prospectus Supplement dated May 24, 2004 filed pursuant to Rule 424(b) (5) of the Act on May 1, 2004.

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     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

1.1	Underwriting Agreement, dated May 20, 2004, between Morgan Stanley ABS Capital I Inc. and Morgan Stanley & Co. Incorporated.

1.2	Indemnification Agreement, dated as of May 20, 2004, among Morgan Stanley ABS Capital I Inc., Morgan Stanley & Co. Incorporated and CDC Mortgage Capital Inc.

4.1	Pooling and Servicing Agreement, dated as of May 1, 2004, among Morgan Stanley ABS Capital I Inc., as depositor, CDC Mortgage Capital Inc., as unaffiliated seller, Countrywide Home Loans Servicing LP, as servicer, and Deutsche Bank National Trust Company, as trustee.

8.1	Opinion of Dewey Ballantine LLP, special tax counsel to Morgan Stanley ABS Capital I Inc., regarding certain tax matters.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY ABS CAPITAL I INC. As Depositor and on behalf of CDC Mortgage Capital Trust 2004-HE2 Registrant
By:	/s/ Gail McDonnell
	Name:	Gail McDonnell
	Title:	Vice President

Dated: June 8, 2004

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 20, 2004, between Morgan Stanley ABS Capital I Inc. and Morgan Stanley & Co. Incorporated.

1.2	Indemnification Agreement, dated as of May 20, 2004, among Morgan Stanley ABS Capital I Inc., Morgan Stanley & Co. Incorporated and CDC Mortgage Capital Inc.

4.1	Pooling and Servicing Agreement, dated as of May 1, 2004, among Morgan Stanley ABS Capital I Inc., as depositor, CDC Mortgage Capital Inc., as unaffiliated seller, Countrywide Home Loans Servicing LP, as servicer, and Deutsche Bank National Trust Company, as trustee.

8.1	Opinion of Dewey Ballantine LLP, special tax counsel to Morgan Stanley ABS Capital I Inc., regarding certain tax matters.